UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2008

CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-12551	84-1250533
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

One Canterbury Green, 201 Broad Street, Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 595−3000

Not Applicable
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 2.02	Results of Operations and Financial Condition
Item 7.01	Regulation FD Disclosure.

On March 13, 2008, Cenveo, Inc. (the “Company”) announced unaudited financial and other information for the fiscal year ended December 29, 2007, which is set forth in a press released included herein as Exhibit 99.1.

The information in this report, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act of 1934, unless that filing expressly refers to specific information in this report.  The furnishing of the information in this report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this report is material investor information that is not otherwise publicly available.

Item 9.01       Financial Statements and Exhibits

(c)	Exhibits.

Exhibit
Number               Description

99.1                      Press Release of Cenveo, Inc. dated March 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 13, 2008

CENVEO, INC.

By:	/s/ Mark S. Hiltwein
Name:	Mark S. Hiltwein
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number                  Description

99.1	Press Release of Cenveo, Inc. dated March 13, 2008.